Securities And Exchange Commission
                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) January 29, 1998

                              The Money Store Inc.
             (Exact name of registrant as specified in its charter)


Delaware                           001-10785                 22-2293022
(State or other jurisdiction of    (Commission File          (IRS Employer
incorporation)                      Number)                   ID Number)


2840 Morris Avenue, Union, New Jersey                               07083
(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number, including area code:           (908) 686-2000


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.           Other Event

As further described in the Press Release attached hereto as Exhibit 99.1, The Money Store Inc. announced on January 29, 1998 that it has ceased originating loans in its non-prime auto finance division and intends to close the division's origination network of approximately 35 branches, as well as the division's production center in Sacramento, California. The information contained in the above described press release is hereby incorporated by reference in this form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

Exhibit No.                 Description of Exhibit

99.1                        Press Release of The Money Store Inc. dated
                            January 29, 1998

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              THE MONEY STORE INC.


                              By: /S/ MICHAEL H. BENOFF
                                  Name:  Michael H. Benoff
                                  Title: Executive Vice President and
                                         Chief Financial Officer

Dated:            January 29, 1998

                                  EXHIBIT INDEX


EXHIBIT NO.
                             Description of Exhibit

99.1         Press Release of The Money Store Inc. dated January 29, 1998.